Exhibit 99.2

Please see Ecolab ’ s news release dated February 15, 2022 for additional information, including discussion on the use of certain non - GAAP financial measures. Fourth Quarter 2021 Teleconference Supplemental Data

Please see Ecolab’s news release dated February 15, 2022 for additional information, including discussion on the use of certain non - GAAP financial measures. .. Cautionary Statement 2 Forward - Looking Information This communication contains forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These forward - looking statements include, but are not limited to, statements regarding COVID - 19 pandemic trends, global economic recovery, delivered product and supply chain costs and supply chain disruptions, and our financial and business performance and prospects, including sales, earnings, pricing, innovation and new business. These statements are based on the current expectations of management. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward - looking statements. In particular, with resp ect to the pandemic, numerous factors will determine the extent of the impact on our business, including the severity of the disease, the duration of the outbreak, the acceptance, distribution and efficacy of vaccines, the likelihood of a resurgence of the outbreak, including as a result of emerging variants, actions that may be taken by governmental authorities intended to minimize the spread of the pandemic, including vaccination mandates, or to stimulate the economy, and other unintended consequences. Additional risks and uncertainties are set forth under Item 1A of our most recent Form 10 - K, and our other public filings with the Securities and Exchange Commission (“SEC”), and include the effects and duration of the COVID - 19 pandemic, including the impact of vaccination mandates; the vitality of the markets we serve; the impact of economic factors such as the worldwid e economy; our ability to execute key business initiatives; information technology infrastructure failures or breaches in data security; our ability to attract, retain and develop high caliber management talent to lead our business; our ability to inno vat e and to commercialize digital solutions; exposure to global economic, political and legal risks; difficulty in procuring raw materials or fluctuations in raw material costs; and other uncertainties or risks reported from time to time in our reports t o t he SEC. In light of these risks, uncertainties and factors, the forward - looking events discussed in this communication may not occur. We caution that undue reliance should not be placed on forward - looking statements, which speak only as of the date made. Ecolab does not undertake, and expressly disclaims, any duty to update any forward - looking statement, except as required by law. Non - GAAP Financial Information This communication includes Company information that does not conform to generally accepted accounting principles (GAAP). Management believes that a presentation of this information is meaningful to investors because it provides insight with respect to ongoing operating results of the Company and allows investors to better evaluate the financial results of the Company. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. Reconciliations of our non - GAAP measures included within this presentation are included in the “Non - GAAP Financial Measures” section of this presentation.

Please see Ecolab’s news release dated February 15, 2022 for additional information, including discussion on the use of certain non - GAAP financial measures. .. 3  Overview ▪ Continued strong sales growth, driven by new business wins, new products and accelerated pricing in an uneven market recovery, were partially offset by increased COVID - related effects on broad business activity and a near doubling of delivered product cost inflation and supply constraints compared to the third quarter.  Sales: ▪ Reported sales from continuing operations +10%. Acquisition adjusted fixed currency sales +9%. ▪ Double - digit growth in the Institutional & Specialty and Other segments, along with strong gains in the Industrial segment, more than offset the Healthcare & Life Sciences segment’s decline versus a very strong increase last year.  Earnings: ▪ Reported diluted EPS from continuing operations $1.04, flat versus last year. ▪ Adjusted diluted EPS from continuing operations, excluding special gains and charges, discrete tax items and the impact of the Purolite transaction, were $1.28, +4%. ▪ The modest adjusted EPS increase reflects accelerated pricing and volume growth, along with favorable pension and interest expense, which were partially offset by substantially higher delivered product costs and comparison to lower variable compensation last year. As previously disclosed, unfavorable delivered product costs and supply constraints during the quarter resulted in an additional estimated unfavorable $0.10 per share in the fourth quarter versus our initial expectations.  Outlook: ▪ For the full year 2022, we expect further strong sales growth, robust new business wins, new innovation and increased pricing to compensate for the much higher supply costs and deliver low - teens adjusted EPS growth. ▪ For the first quarter, we look for healthy sales growth and a flattish year - over - year earnings per share comparison impacted by continued high raw material and freight costs. 4 Q 2021 Overview

Please see Ecolab’s news release dated February 15, 2022 for additional information, including discussion on the use of certain non - GAAP financial measures. .. -100% -80% -60% -40% -20% 0% 20% Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Dec-21 US EU China 4  Restaurants and lodging: The recovery in U.S. and Europe restaurant and hotel traffic stalled versus the third quarter reflecting the increase in COVID variant infections. ▪ U.S. full - service in - unit traffic averaged 70% of 2019 levels in 4Q, down slightly from 3Q levels. ▪ U.S. quickservice traffic nearing 2019 levels. ▪ Europe foodservice trends softened. ▪ U.S. lodging room demand is approaching 2019 levels while demand in Europe has been slower to recover, though the mix for both is heavily leisure. 4 Q 2021 Environment Sources: NPD/Crest, Smith Travel. QSR foot traffic includes take - out. US Full Service Restaurant In - unit Foot Traffic vs 2019 Industry data US Quickservice Restaurant Traffic vs 2019 Lodging Rooms Sold vs 2019 -30% -20% -10% 0% 10% Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Dec-21 -100% -80% -60% -40% -20% 0% 20% Jan-20 Feb-20 Mar-20 Apr-20 May-20 Jun-20 Jul-20 Aug-20 Sep-20 Oct-20 Nov-20 Dec-20 Jan-21 Feb-21 Mar-21 Apr-21 May-21 Jun-21 Jul-21 Aug-21 Sep-21 Oct-21 Nov-21 Dec-21

Please see Ecolab’s news release dated February 15, 2022 for additional information, including discussion on the use of certain non - GAAP financial measures. .. 5 2022 Outlook  We move into 2022 with strong business momentum. With very healthy sales growth, robust new business wins, new innovation and increased pricing, we expect to progressively compensate for higher delivered product costs and to drive strong earnings growth. While we expect a decent global economy, we also expect the COVID impacts to remain significant during the first half of the year, and we expect inflation to remain high before it progressively eases during the second half of the year. ▪ 1Q 2022: We expect the COVID and inflation impacts to remain especially strong in the first quarter of 2022, even slightly higher than those experienced in the fourth quarter. We look for the first quarter to show healthy sales growth and a flattish year - over - year earnings per share comparison impacted by continued high raw material and freight costs. ▪ Full year 2022: We believe our sales, pricing and cost efficiency actions will enable us to deliver continued strong sales gains with adjusted diluted earnings per share growth reaching low - teens levels, assuming once again that inflation and supply constraints ease as the year progresses. We continue to expect the impact of Purolite, including its $0.26 per share of transaction - related amortization, will be neutral to 2022 adjusted diluted earnings per share.

Please see Ecolab’s news release dated February 15, 2022 for additional information, including discussion on the use of certain non - GAAP financial measures. .. 6 4Q 2021 Results *See “Non - GAAP Financial Measures” section of this presentation for corresponding reconciliations. (unaudited) (millions, except per share) 2021 Net sales $3,364.6 $3,065.3 10% $3,352.6 $3,065.3 9 % Operating income 387.7 416.1 -7% 475.1 478.0 -1 % NI from cont. ops. attributable to Ecolab 301.0 300.3 0% 369.3 355.1 4 % Diluted earnings per share NI from cont. ops. attributable to Ecolab $1.04 $1.04 0% $1.28 $1.23 4% 2021 Net sales $3,425.4 $3,121.1 10% $3,413.4 $3,121.1 9 % Operating income 398.3 426.4 -7% 485.7 488.3 -1 % Fixed Currency Rates * %   Fixed Currency Rates %   2021 2020 Change 2020 Change Adjusted * Fourth Quarter Ended December 31 Reported Adjusted * Public Currency Rates %   Public Currency Rates %   2021 2020 Change 2020 Change

Please see Ecolab’s news release dated February 15, 2022 for additional information, including discussion on the use of certain non - GAAP financial measures. .. 7 4Q 2021 Sales Growth Detail Amounts in the tables above may reflect rounding. Acq./Div. Adj. excludes sales to ChampionX post - separation and Venezuela results.      Fixed Rate      Acq./Div. Adj.           Global Industrial % Change % Change Consolidated % Change Water   9% 8% Volume & mix   6% Food & Beverage   4% 4% Pricing   3% Downstream   9% 9% Subtotal   9% Paper 15% 15% Acq./Div.   1% Total Global Industrial   8% 7% Fixed currency growth   10% Currency impact   0% Global Institutional & Specialty Total   10% Institutional   26% 25% Specialty   4% 4% Total Global Institutional & Specialty   19% 19% Global Healthcare & Life Sciences Healthcare   -11%  -15%  Life Sciences   -3%  -3%  Total Global Healthcare & Life Sciences -6%  -13%  Other Pest Elimination   10% 10% Textile Care   18% 18% Colloidal Technologies   27% 27% Total Other   13% 13% Total 10% 9%

4Q 2021 Income Statement / Margins (cont. ops.)

($ millions, unaudited)*	2021	% sales	2020	% sales	% change	Comments**
Gross Profit	**$1,321.5**	39.3%	$1,285.0	41.9%	3 %	Adjusted gross margins of 39.8% in 2021 and 42.0% in 2020 primarily reflected accelerated pricing that was more than offset by significantly higher delivered product costs and supply constraints.
SG&A	**867.9**	25.8%	809.6	26.4%	7 %	The ratio decreased 60 basis points as volume leverage and cost savings more than offset the comparison to lower variable compensation last year and investments in the business.
Op. Income at fixed FX						
Global Industrial	**280.2**	16.5%	323.4	20.6%	-13 %	Margins declined as accelerated pricing and higher volume were more than offset by significantly higher delivered product costs, unfavorable supply constraints and comparison to lower variable compensation last year.
Global Institutional & Specialty	**158.7**	14.9%	94.6	10.6%	68 %	The margin increase reflected increased volume and accelerated pricing that more than offset higher delivered product costs and the comparison to lower variable compensation last year.
Global Healthcare & Life Sciences	**29.7**	9.6%	56.3	17.2%	-47 %	Acquisition adjusted margins were 13.2% in 2021 and 17.2% in 2020. The margin decrease primarily refelcted the comparison to the very strong sales volume last year (when operating income grew 65%) as well as the impact of fourth quarter 2021's unfavorable supply constraints; these were partially offset by favorable pricing and lower variable compensation.
Other	**43.9**	13.6%	44.4	15.5%	-1 %	Margins decreased reflecting accelerated pricing and volume growth that was more than offset by the comparison to lower variable compensation last year and higher delivered product costs.
Subtotal at fixed FX	**512.5**	15.1%	518.7	16.6%	-1 %	
FX	**(10.6)**		(10.3)			
Corporate						
Corp. Expense	**(30.6)**		(30.4)			Nalco intangible amortization.
Special Gains/(Ch.)	**(83.6)**		(61.9)			2021: Primarily reflected COVID-19 related charges and Purolite acquisition costs.
Total Corporate Exp.	**(114.2)**		(92.3)			
Consolidated Op. Inc.	**$387.7**	11.5%	$416.1	13.6%	-7 %	2021 acquisition adjusted fixed currency operating margins were 14.6% vs. 15.9%. The decrease reflects the accelerated pricing and volume growth, which were offset by significantly higher delivered product costs, unfavorable supply constraints and comparison to lower variable compensation last year.

* Public rates of exchange, except where noted.
**See "Non-GAAP Financial Measures" section of this presentation for corresponding reconciliations.

Please see Ecolab's news release dated February 15, 2022 for additional information, including discussion on the use of certain non-GAAP financial measures.

8

Please see Ecolab’s news release dated February 15, 2022 for additional information, including discussion on the use of certain non - GAAP financial measures. .. 9 4Q 2021 Balance Sheet / Cash Flow EBITDA and Adjusted EBITDA are non - GAAP measures. EBITDA is defined as the sum of earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA is defined as the sum of EBITDA and the impacts of Purolite transaction and special (gains) and charges impacting EBITDA. The inputs to EBITDA reflect the trailing twelve months of activity for the period presented. See “Non - GAAP Financial Measures” section of this presentation corresponding reconciliations. * Summary Balance Sheet (millions, unaudited) 2021 2020 (millions, unaudited) 2021 2020 Cash and cash eq.      $359.9      $1,260.2      Short-term debt      $411.0      $17.3 Accounts receivable, net 2,478.4 2,273.8   Accounts payable 1,384.2 1,160.6 Inventories 1,491.8 1,285.2   Other current liabilities 1,758.0 1,754.3 Other current assets 357.0 298.2   Long-term debt 8,347.2 6,669.3 PP&E, net 3,288.5 3,124.9 Pension/Postretirement 894.2 1,226.2 Goodwill and intangibles 12,288.0 8,983.9   Other liabilities 1,158.7 1,096.8 Other assets 942.8 899.8   Total equity 7,253.1 6,201.5 Total assets $21,206.4 $18,126.0 Total liab. and equity $21,206.4 $18,126.0 Selected Cash Flow items (millions, unaudited)      2021 2020      (unaudited)      2021 2020 Cash from op. activities $2,061.9 $1,741.8   Total Debt/Total Capital   54.7% 51.9% Depreciation 604.4 594.3   Net Debt/Total Capital   53.7% 46.7% Amortization 238.7 218.4   Net Debt/EBITDA(*)   3.4 2.4 Capital expenditures 643.0 489.0   Net Debt/Adjusted EBITDA(*)   3.1 2.2 December 31 December 31 Twelve Months Ended Selected Balance Sheet measures December 31 December 31

Non-GAAP Financial Measures

(unaudited) (millions, except percent)	Fourth Quarter Ended December 31		Twelve Months Ended December 31	
	2021	2020	**2021**	2020
Net sales				
Reported GAAP net sales	**$3,364.6**	$3,065.3	**$12,733.1**	$11,790.2
Impact of Purolite on net sales	**12.0**	-	**12.0**	-
Non-GAAP adjusted net sales	**3,352.6**	3,065.3	**12,721.1**	11,790.2
Effect of foreign currency translation	**60.8**	55.8	**111.7**	332.1
Non-GAAP adjusted fixed currency sales	**3,413.4**	3,121.1	**12,832.8**	12,122.3
Effect of acquisitions and divestitures	**(57.6)**	(41.4)	**(252.0)**	(138.9)
Non-GAAP acquisition adjusted fixed currency sales	**$3,355.8**	$3,079.7	**$12,580.8**	$11,983.4
Cost of Sales				
Reported GAAP cost of sales	**$2,043.1**	$1,780.3	**$7,615.8**	$6,905.8
Special (gains) and charges	**17.7**	2.6	**93.9**	48.2
Impact of Purolite on cost of sales	**7.6**	-	**7.6**	-
Non-GAAP adjusted cost of sales	**$2,017.8**	$1,777.7	**$7,514.3**	$6,857.6
Gross Margin				
Reported GAAP gross margin	**39.3 %**	41.9 %	**40.2 %**	41.4 %
Non-GAAP adjusted gross margin	**39.8 %**	42.0 %	**40.9 %**	41.8 %
Operating income				
Reported GAAP operating income	**$387.7**	$416.1	**$1,598.6**	$1,395.7
Effect of foreign currency translation	**10.6**	10.3	**18.9**	52.8
Non-GAAP fixed currency operating income	**398.3**	426.4	**1,617.5**	1,448.5
Special (gains) and charges	**83.6**	61.9	**196.5**	227.8
Impact of Purolite on operating income	**3.8**	-	**3.8**	-
Non-GAAP adjusted fixed currency operating income	**485.7**	488.3	**1,817.8**	1,676.3
Effect of acquisitions and divestitures	**3.6**	(0.1)	**5.2**	(2.8)
Non-GAAP acquisition adjusted fixed currency operating income	**$489.3**	$488.2	**$1,823.0**	$1,673.5
Operating Income Margin				
Reported GAAP operating income margin	**11.5 %**	13.6 %	**12.6 %**	11.8 %
Non-GAAP adjusted fixed currency operating income margin	**14.2 %**	15.6 %	**14.2 %**	13.8 %
Non-GAAP acquisition adjusted fixed currency operating income margin	**14.6 %**	15.9 %	**14.5 %**	14.0 %

ECOLAB

Please see Ecolab's news release dated February 15, 2022 for additional information, including discussion on the use of certain non-GAAP financial measures.

10

Non-GAAP Financial Measures

(unaudited) (millions, except percent and per share)	Fourth Quarter Ended December 31		Twelve Months Ended December 31	
	2021	2020	**2021**	2020
Interest expense, net				
Reported GAAP interest expense, net	**$44.6**	$48.4	**$218.3**	$290.2
Special (gains) and charges	**0.8**	-	**33.1**	83.8
Impact of Purolite on interest expense	**3.5**	-	**3.5**	-
Non-GAAP adjusted interest expense, net	**$40.3**	$48.4	**$181.7**	$206.4
Other (income) expense				
Reported GAAP other (income) expense	**($6.4)**	($10.3)	**($33.9)**	($55.9)
Special (gains) and charges	**10.6**	0.4	**37.2**	0.4
Non-GAAP adjusted other (income) expense	**($17.0)**	($10.7)	**($71.1)**	($56.3)
Net Income from continuing operations attributable to Ecolab				
Reported GAAP net income from continuing operations attributable to Ecolab	**$301.0**	$300.3	**$1,129.9**	$967.4
Special (gains) and charges, after tax	**74.4**	53.8	**213.5**	254.1
Discrete tax net expense (benefit)	**(11.7)**	1.0	**5.8**	(55.8)
Impact of Purolite on net income	**5.6**	-	**5.6**	-
Non-GAAP adjusted net income from continuing operations attributable to Ecolab	**$369.3**	$355.1	**$1,354.8**	$1,165.7
Diluted EPS from continuing operations attributable to Ecolab				
Reported GAAP diluted EPS from continuing operations	**$1.04**	$1.04	**$3.91**	$3.33
Special (gains) and charges, after tax	**0.26**	0.19	**0.74**	0.88
Discrete tax net expense (benefit)	**(0.04)**	-	**0.02**	(0.19)
Impact of Purolite on diluted EPS	**0.02**	-	**0.02**	-
Non-GAAP adjusted diluted EPS from continuing operations	**$1.28**	$1.23	**$4.69**	$4.02
Provision for Income Taxes				
Reported GAAP tax rate	**12.6 %**	19.3 %	**19.1 %**	15.2 %
Special gains and charges	**2.0**	(0.8)	**0.1**	0.7
Discrete tax items	**2.6**	(0.2)	**(0.3)**	3.8
Purolite tax impacts	**0.1**	-	**0.0**	-
Non-GAAP adjusted tax rate	**17.3 %**	18.3 %	**18.9 %**	19.7 %
EBITDA (trailing twelve months ended)				
Net income including non-controlling interest	**$1,144.0**	$984.8		
Provision for income taxes	**270.2**	176.6		
Interest expense, net	**218.3**	290.2		
Depreciation	**604.4**	594.3		
Amortization	**238.7**	218.4		
EBITDA	**$2,475.6**	$2,264.3		
Special (gains) and charges impacting EBITDA	**233.7**	228.2		
Impact of Purolite on EBITDA	**(3.3)**	-		
Adjusted EBITDA	**$2,706.0**	$2,492.5		

ECOLAB

Please see Ecolab's news release dated February 15, 2022 for additional information, including discussion on the use of certain non-GAAP financial measures.

11

Non-GAAP Financial Measures

(unaudited) (millions)	Fourth Quarter Ended December 31					
	2021			2020		
	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted
Net Sales						
Global Industrial	**$1,695.2**	**($6.5)**	**$1,688.7**	$1,571.8	$0.0	$1,571.8
Global Institutional & Specialty	**1,064.2**	**(4.1)**	**1,060.1**	894.4	-	894.4
Global Healthcare & Life Sciences	**308.0**	**(23.7)**	**284.3**	327.8	(0.3)	327.5
Other	**322.7**	**-**	**322.7**	286.0	-	286.0
Corporate	**35.3**	**(35.3)**	**-**	41.1	(41.1)	-
Subtotal at fixed currency rates	**3,425.4**	**(69.6)**	**3,355.8**	3,121.1	(41.4)	3,079.7
Currency impact	**(60.8)**			(55.8)		
Consolidated reported GAAP net sales	**$3,364.6**			$3,065.3		
Operating Income						
Global Industrial	**$280.2**	**($0.9)**	**$279.3**	$323.4	$0.0	$323.4
Global Institutional & Specialty	**158.7**	**0.4**	**159.1**	94.6	-	94.6
Global Healthcare & Life Sciences	**29.7**	**7.9**	**37.6**	56.3	(0.1)	56.2
Other	**43.9**	**-**	**43.9**	44.4	-	44.4
Corporate	**(30.6)**	**-**	**(30.6)**	(30.4)	-	(30.4)
Subtotal at fixed currency rates	**481.9**	**7.4**	**489.3**	488.3	(0.1)	488.2
Special (gains) and charges	**83.6**			61.9		
Reported OI at fixed currency rates	**398.3**			426.4		
Currency impact	**(10.6)**			(10.3)		
Consolidated reported GAAP operating income	**$387.7**			$416.1		

ECOLAB

Please see Ecolab's news release dated February 15, 2022 for additional information, including discussion on the use of certain non-GAAP financial measures.

12

Non-GAAP Financial Measures

(unaudited)
(millions)

	Twelve Months Ended December 31					
	2021			2020		
	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted	Fixed Currency	Impact of Acquisitions and Divestitures	Acquisition Adjusted
Net Sales						
Global Industrial	**$6,304.9**	**($65.9)**	**$6,239.0**	$6,048.2	($37.1)	$6,011.1
Global Institutional & Specialty	**3,978.2**	**(14.2)**	**3,964.0**	3,629.0	-	3,629.0
Global Healthcare & Life Sciences	**1,195.4**	**(44.5)**	**1,150.9**	1,241.1	(1.2)	1,239.9
Other	**1,226.9**	**-**	**1,226.9**	1,103.4	-	1,103.4
Corporate	**139.4**	**(139.4)**	**-**	100.6	(100.6)	-
Subtotal at fixed currency rates	**12,844.8**	**(264.0)**	**12,580.8**	12,122.3	(138.9)	11,983.4
Currency impact	**(111.7)**			(332.1)		
Consolidated reported GAAP net sales	**$12,733.1**			$11,790.2		
Operating Income						
Global Industrial	**$1,031.0**	**($3.4)**	**$1,027.6**	$1,123.1	($2.6)	$1,120.5
Global Institutional & Specialty	**556.9**	**2.2**	**559.1**	324.0	-	324.0
Global Healthcare & Life Sciences	**160.9**	**10.2**	**171.1**	218.3	(0.2)	218.1
Other	**187.3**	**-**	**187.3**	132.8	-	132.8
Corporate	**(122.1)**	**-**	**(122.1)**	(121.9)	-	(121.9)
Subtotal at fixed currency rates	**1,814.0**	**9.0**	**1,823.0**	1,676.3	(2.8)	1,673.5
Special (gains) and charges	**196.5**			227.8		
Reported OI at fixed currency rates	**1,617.5**			1,448.5		
Currency impact	**(18.9)**			(52.8)		
Consolidated reported GAAP operating income	**$1,598.6**			$1,395.7		

ECOLAB

Please see Ecolab's news release dated February 15, 2022 for additional information, including discussion on the use of certain non-GAAP financial measures.

13